Exhibit 99(b)

News Release

CONTACT:

Sears Public Relations And Communications

(847) 286-8371

FOR IMMEDIATE RELEASE

Sears, Roebuck and Co. Commences Tender Offers to Purchase For Cash Approximately $11.8 Billion of Debt Securities

    HOFFMAN ESTATES, Ill., Oct. 17 /PRNewswire-FirstCall/ -- Sears, Roebuck
and Co. (NYSE: ) ("Sears") and its wholly owned subsidiaries, Sears Roebuck
Acceptance Corp. ("SRAC") and Sears DC Corp., formerly known as Discover
Credit Corp. ("SDC"), commenced their previously announced cash tender offers to purchase any and all of their respective unsecured public term debt securities (collectively, the "Notes" and each a "series" of Notes) maturing after 2003, which include 214 series of securities with an aggregate principal amount of approximately $11.8 billion.
    The offers relate to various series of Notes, including approximately
$9.7 billion in aggregate principal amount of term debt securities originally distributed primarily to institutional investors and issued by each of Sears,
SRAC and SDC (collectively, the "Institutional Notes") and approximately
$2.1 billion in aggregate principal amount of debt securities originally distributed primarily to individual investors and issued by SRAC (the "Retail
Notes").  The offers for Institutional Notes and Retail Notes (together, the
"Notes") are subject to the terms and conditions that will be included in the applicable offering materials.  Each offer will be independent and will not be conditioned upon any other offer, and each offer may be amended, extended or terminated individually.  The offers will not be conditioned on any minimum amount of Notes being tendered.
    Except for those securities listed in the Offers to Purchase for which the offer price has already been determined and fixed, the offer price for each series of Notes will be determined in accordance with the procedures described in the applicable Offer to Purchase, and which are generally intended to result in a yield to maturity or yield to next redemption date as applicable, that is equal to the sum of the bid side yield on the applicable reference
U.S. Treasury security and an applicable fixed spread as specified in the applicable Offer to Purchase.  The offer prices for Notes that will be priced on a fixed spread basis will be determined on Thursday, October 30, 2003 at the applicable times described more fully in the Offer to Purchase.
    The terms of the offers will be specific to each series of Notes and, in the case of the Institutional Notes, will include early tender premiums that will be offered to holders that validly tender and do not withdraw their notes prior to an early tender date, which is expected to be 5:00 p.m., New York
City time, on Wednesday, October 29, 2003.  Any investors tendering after this date will not be entitled to any tender premiums.  The offers will expire at
12:00 midnight, New York City time, on Friday, November 14, 2003, unless previously terminated or extended.
    Morgan Stanley and Citigroup are acting as Joint Global Coordinators for the offers relating to the Institutional Notes.  The Lead Managers are
Barclays Capital, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Merrill
Lynch & Co. The Co-Managers are Banc of America Securities LLC, Banc One
Capital Markets, Inc., Deutsche Bank Securities and UBS Investment Bank.
Questions regarding the tender offer for the Institutional Notes can be directed to Morgan Stanley at (212) 761-2219 (collect) or (800) 624-1808 (toll free) and Citigroup at (800) 558-3745 (toll free).
    Merrill Lynch & Co. and Banc of America Securities LLC are acting as Lead
Dealer Managers for the offers relating to the Retail Notes.  The Co-Managers are Morgan Stanley and UBS Investment Bank.  Questions regarding the tender offer for the Retail Notes can be directed to Merrill Lynch at (212) 449-4914
(collect) and Banc of America Securities at (704) 387-1004 (collect).
    The following schedules indicate the issuer and particular series of Notes that are subject to the offers and set forth the material pricing terms for each series of Notes.  This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any securities.  The tender offers will be made solely pursuant to the Offers to Purchase and related Letters of Transmittal and are not being made in any jurisdiction in which such an offer would be unlawful.
    Additional Information And Where To Find It
    Sears, SRAC and SDC expect to begin distribution of offering materials to debt holders promptly.  These materials contain important information.
Security holders are advised to carefully review these documents and related materials when they become available.  Copies of any offering materials may be obtained through D.F. King & Co., Inc., the Information Agent for the offers, by telephone at (800) 431-9642 (toll free) or in writing at 48 Wall Street,
22nd Floor, New York, NY 10005.  In addition, the offering materials will be made available as soon as practicable on the Internet at
101:    http://www.sracweb.com/tenderoffers.htm.
    About Sears
    Sears, Roebuck and Co. is a broadline retailer with significant service and credit businesses.  In 2002, Sears' revenue was $41.4 billion.  Sears offers its wide range of apparel, home and automotive products and services to families in the U.S. through Sears stores nationwide, including approximately
870 full-line stores.  Sears also offers a variety of merchandise and services over the Internet via its sears.com and landsend.com websites and through a variety of specialty catalogues.
    About Sears Roebuck Acceptance Corp.
    SRAC is a wholly owned finance subsidiary of Sears.  SRAC raises funds primarily by issuing commercial paper, medium-term notes and discrete underwritten debt.  SRAC uses the proceeds from its borrowings to acquire short-term notes of Sears.
    About Sears DC Corp.
    SDC is a wholly owned subsidiary of Sears and was formed to borrow in domestic and foreign debt markets and lend the proceeds of such borrowings to
Sears and certain direct and indirect subsidiaries of Sears in exchange for their unsecured notes.  SDC raised funds through the sale of its medium-term notes and direct placement of commercial paper with corporate and institutional investors.
    Forward-Looking Statements
    This press release contains "forward-looking statements" about Sears'
expectations regarding the sale of its Credit and Financial Products business, the timing of the proposed tender offers and Sears' financial objectives.
These statements are forward-looking statements based on assumptions about the future that are subject to risks and uncertainties, and actual results may differ materially from the results projected in the forward-looking statements.  Risks and uncertainties include the possibility that the sale of the Credit and Financial Products business, which is subject to conditions of closing, does not close, and other factors outside the control of Sears.
While Sears believes that its forecasts and assumptions are reasonable, it cautions that actual results may differ materially.  Sears intends the forward-looking statements to speak only as of the time first made and does not undertake to update or revise them as more information becomes available.
Additional discussion of these and other risks and uncertainties is contained in Sears' filings with the Securities and Exchange Commission, including
Sears' Annual Report on Form 10-K for the year ended December 28, 2002, its
Quarterly Reports on Form 10-Q for the quarters ended March 29, 2003 and June
28, 2003 and any Current Report on Form 8-K currently on file with the
Securities and Exchange Commission during the current fiscal year.
          Schedule 1 - INSTITUTIONAL SECURITIES ISSUED BY SEARS DC CORP.
                          Priced on a Fixed Spread Basis

                                                         Principal
                             Title of                     Amount
                             Security                   Outstanding
       CUSIP                (including
       Number              Maturity Date)               (millions)

    DC2MTFX84   SDC 9.20% Series II MTN due 2/27/2012    $10.000
    DC2MTFX80   SDC 9.15% Series II MTN due 3/1/2012      $1.000
    DC2MTFX81   SDC 9.15% Series II MTN due 3/1/2012      $2.000
    DC2MTFX87   SDC 9.15% Series II MTN due 3/10/2012     $0.500
    DC2MTFX93   SDC 9.14% Series II MTN due 3/13/2012    $10.000
    DC2MTFX94   SDC 9.07% Series II MTN due 3/16/2012     $7.000
    25466PAC2   SDC 9.14% Series III MTN due 3/19/2012    $4.300
    25466PAG3   SDC 9.26% Series III MTN due 3/20/2012    $3.000
    25466PBV9   SDC 9.10% Series III MTN due 4/13/2012    $6.000

                Reference Security   Fixed Spread    Early Tender Premium
       CUSIP                              (bps)
       Number

    DC2MTFX84   4.250% due 8/15/13     60                 $7.50
    DC2MTFX80   4.250% due 8/15/13     60                 $7.50
    DC2MTFX81   4.250% due 8/15/13     60                 $7.50
    DC2MTFX87   4.250% due 8/15/13     60                 $7.50
    DC2MTFX93   4.250% due 8/15/13     60                 $7.50
    DC2MTFX94   4.250% due 8/15/13     60                 $7.50
    25466PAC2   4.250% due 8/15/13     60                 $7.50
    25466PAG3   4.250% due 8/15/13     60                 $7.50
    25466PBV9   4.250% due 8/15/13     60                 $7.50

    Schedule 2 -  INSTITUTIONAL SECURITIES ISSUED BY SEARS ROEBUCK ACCEPTANCE
                                      CORP.
                          Priced on a Fixed Spread Basis

                                                         Principal
                              Title of                    Amount
                              Security                  Outstanding
       CUSIP                 (including
       Number               Maturity Date)               (millions)

    81240QKM3   SRAC 6.00% Series IV MTN due 01/18/2005    $5.000
    81240QKP6   SRAC 6.00% Series IV MTN due 02/07/2005    $5.000
    81240QKQ4   SRAC 6.10% Series IV MTN due 02/25/2005    $5.000
    812404AF8   SRAC 6.75% Note due 09/15/2005           $250.000
    81240QBZ4   SRAC 6.11% Series I MTN due 11/15/2005     $0.100
    81240QBW1   SRAC 6.13% Series I MTN due 11/15/2005     $0.575
    81240QBX9   SRAC 6.15% Series I MTN due 11/15/2005     $4.402
    81240QCL4   SRAC 6.33% Series I MTN due 12/12/2005     $1.250
    81240QCM2   SRAC 6.38% Series I MTN due 12/13/2005     $5.000
    81240QLX8   SRAC 5.66% Series V MTN due 12/14/2005    $10.000
    81240QCU4   SRAC 6.36% Series I MTN due 01/03/2006     $4.000
    81240QCY6   SRAC 6.30% Series I MTN due 01/09/2006     $5.000
    81240QCZ3   SRAC 6.31% Series I MTN due 01/09/2006     $1.000
    812404AG6   SRAC 6.125% Note due 01/15/2006          $250.000
    81240QGC0   SRAC 7.06% Series III MTN due 10/10/2006   $5.000
    812404AT8   SRAC 6.70% Note due 11/15/2006           $300.000
    81240QHD7   SRAC 7.20% Series III MTN due 05/09/2007   $5.000
    81240QHE5   SRAC 7.15% Series III MTN due 05/21/2007   $5.000
    812404AV3   SRAC 7.00% Note due 06/15/2007           $500.000
    81240QHT2   SRAC 7.04% Series III MTN due 06/19/2007  $10.000
    81240QJD5   SRAC 6.47% Series IV MTN due 08/13/2007    $5.000
    812404AW1   SRAC 6.70% Note due 09/18/2007           $150.000
    81240QJN3   SRAC 6.60% Series IV MTN due 11/05/2007    $5.000
    81240QKJ0   SRAC 6.56% Series IV MTN due 12/05/2007   $11.000
    81240QKK7   SRAC 6.34% Series IV MTN due 12/18/2007    $5.000
    81240QLB6   SRAC 6.30% Series IV MTN due 03/18/2008    $5.000
    81240QLD2   SRAC 6.28% Series IV MTN due 04/08/2008    $5.000
    81240QLF7   SRAC 6.24% Series IV MTN due 05/01/2008    $5.000
    81240QLH3   SRAC 6.30% Series IV MTN due 05/29/2008    $5.000
    81240QLK6   SRAC 6.25% Series IV MTN due 06/02/2008    $5.000
    81240QLL4   SRAC 6.19% Series IV MTN due 06/19/2008    $5.000
    81240QLM2   SRAC 6.17% Series IV MTN due 07/14/2008    $5.000
    81240QLN0   SRAC 6.20% Series IV MTN due 07/15/2008    $5.000
    81240QLP5   SRAC 6.10% Series IV MTN due 07/21/2008    $5.000
    81240QLS9   SRAC 6.125% Series IV MTN due 08/15/2008   $5.000
    81240QLT7   SRAC 6.10% Series IV MTN due 09/10/2008    $5.000
    81240QLU4   SRAC 6.00% Series V MTN due 11/20/2008     $5.000
    81240QLV2   SRAC 6.00% Series V MTN due 11/24/2008     $5.000
    81240QLY6   SRAC 5.75% Series V MTN due 01/20/2009     $5.000
    81240QLZ3   SRAC 5.70% Series V MTN due 02/12/2009     $5.000
    81240QMA7   SRAC 5.875% Series V MTN due 03/05/2009    $5.000
    81240QMB5   SRAC 6.125% Series V MTN due 03/16/2009    $5.000
    81240QMC3   SRAC 6.05% Series V MTN due 03/30/2009     $5.000
    81240QMD1   SRAC 6.00% Series V MTN due 04/15/2009     $5.000
    81240QLE0   SRAC 6.49% Series IV MTN due 04/17/2009   $15.000
    812404BF7   SRAC 6.25% Note due 05/01/2009           $750.000
    81240QLQ3   SRAC 6.20% Series IV MTN due 08/09/2010    $5.000
    812404BG5   SRAC 7.00% Note due 02/01/2011         $1,000.000
    812404BH3   SRAC 6.75% Note due 08/15/2011           $750.000
    812404BJ9   SRAC 6.70% Note due 04/15/2012           $600.000
    81240QLJ9   SRAC 6.635% Series IV MTN due 05/18/2012  $10.000
    81240QLR1   SRAC 6.51% Series IV MTN due 08/15/2013   $15.000
    812404AY7   SRAC 6.875% Note due 10/15/2017          $300.000
    812404AX9   SRAC 7.50% Note due 10/15/2027           $250.000
    812404AZ4   SRAC 6.75% Note due 01/15/2028           $200.000
    812404BE0   SRAC 6.50% Note due 12/01/2028           $300.000
    812404BK6   SRAC 7.00% Note due 06/01/2032         $1,000.000

    CUSIP Number    Reference Security     Fixed Spread     Early Tender
                                              (bps)           Premium

    81240QKM3       1.625% due 1/31/05          44            $2.75
    81240QKP6       1.625% due 1/31/05          48            $2.75
    81240QKQ4       1.500% due 2/28/05          44            $2.75
    812404AF8       2.000% due 8/31/05          44            $2.75
    81240QBZ4       5.750% due 11/15/05         52            $2.75
    81240QBW1       5.750% due 11/15/05         52            $2.75
    81240QBX9       5.750% due 11/15/05         52            $2.75
    81240QCL4       5.750% due 11/15/05         56            $2.75
    81240QCM2       5.750% due 11/15/05         56            $2.75
    81240QLX8       5.750% due 11/15/05         56            $2.75
    81240QCU4       5.625% due 2/15/06          48            $3.00
    81240QCY6       5.625% due 2/15/06          48            $3.00
    81240QCZ3       5.625% due 2/15/06          48            $3.00
    812404AG6       5.625% due 2/15/06          44            $3.00
    81240QGC0       6.500% due 10/15/06         60            $3.75
    812404AT8       3.500% due 11/15/06         56            $4.00
    81240QHD7       4.375% due 5/15/07          56            $4.75
    81240QHE5       4.375% due 5/15/07          60            $4.75
    812404AV3       4.375% due 5/15/07          56            $4.75
    81240QHT2       4.375% due 5/15/07          64            $4.75
    81240QJD5       3.250% due 8/15/07          60            $5.00
    812404AW1       3.250% due 8/15/07          60            $5.00
    81240QJN3       3.000% due 11/15/07         56            $5.00
    81240QKJ0       3.000% due 11/15/07         60            $5.00
    81240QKK7       3.000% due 11/15/07         60            $5.00
    81240QLB6       3.000% due 2/15/08          60            $5.75
    81240QLD2       2.625% due 5/15/08          52            $5.75
    81240QLF7       2.625% due 5/15/08          56            $5.75
    81240QLH3       2.625% due 5/15/08          56            $5.75
    81240QLK6       2.625% due 5/15/08          56            $5.75
    81240QLL4       3.250% due 8/15/08          48            $5.75
    81240QLM2       3.250% due 8/15/08          52            $6.00
    81240QLN0       3.250% due 8/15/08          52            $6.00
    81240QLP5       3.250% due 8/15/08          52            $6.00
    81240QLS9       3.250% due 8/15/08          56            $6.00
    81240QLT7       3.125% due 10/15/08         52            $6.00
    81240QLU4       4.750% due 11/15/08         60            $6.00
    81240QLV2       4.750% due 11/15/08         60            $6.00
    81240QLY6       5.500% due 5/15/09          60            $6.50
    81240QLZ3       5.500% due 5/15/09          60            $6.50
    81240QMA7       5.500% due 5/15/09          64            $6.50
    81240QMB5       5.500% due 5/15/09          64            $6.50
    81240QMC3       5.500% due 5/15/09          64            $6.50
    81240QMD1       5.500% due 5/15/09          68            $6.50
    81240QLE0       5.500% due 5/15/09          68            $6.50
    812404BF7       5.500% due 5/15/09          64            $6.50
    81240QLQ3       5.750% due 8/15/10          80            $7.00
    812404BG5       4.250% due 8/15/13          44            $7.00
    812404BH3       4.250% due 8/15/13          48            $7.50
    812404BJ9       4.250% due 8/15/13          56            $7.50
    81240QLJ9       4.250% due 8/15/13          64            $7.50
    81240QLR1       4.250% due 8/15/13          72            $8.50
    812404AY7       4.250% due 8/15/13          96           $10.00
    812404AX9       5.375% due 2/15/31          140          $10.00
    812404AZ4       5.375% due 2/15/31          115           $6.50
    812404BE0       5.375% due 2/15/31          115           $6.50
    812404BK6       5.375% due 2/15/31          115           $7.00

               Schedule 3 -  INSTITUTIONAL SECURITIES ISSUED BY
                        SEARS ROEBUCK ACCEPTANCE CORP.

                        Priced on a Fixed Price Basis

     CUSIP              Title of Security                          Principal
     Number          (including Maturity Date)                      Amount
                                                                 Outstanding
                                                                  (millions)
    81240QMS8   SRAC LIBOR+ 2.95% Series VI MTN due 01/07/2004     $258.385
    81240QKT8   SRAC 6.06% Series IV MTN due 02/18/2004              $2.600
    81240QMY5   SRAC LIBOR + 1.90% Series VII MTN due 02/20/2004   $149.750
    81240QMT6   SRAC LIBOR + 2.80% Series VI MTN due 02/23/2004    $193.600
    81240QKY7   SRAC 6.10% Series IV MTN due 02/24/2004             $20.200
    81240QKZ4   SRAC 6.12% Series IV MTN due 02/24/2004             $20.000
    81240QMZ2   SRAC LIBOR + 1.90% Series VII MTN due 02/25/2004   $250.200
    81240QNA6   SRAC LIBOR + 1.90% Series VII MTN due 03/09/2004   $131.700
    81240QMU3   SRAC LIBOR + 2.80% Series VI MTN due 03/23/2004     $50.000
    81240QMV1   SRAC LIBOR + 2.00% Series VI MTN due 04/23/2004    $155.500
    81240QMW9   SRAC LIBOR + 2.00% Series VI MTN due 05/11/2004    $171.000
    81240QMX7   SRAC LIBOR + 2.00% Series VI MTN due 05/12/2004     $25.000
    81240QHK1   SRAC 7.10% Series III MTN due 06/04/2004             $6.500
    81240QHH8   SRAC 7.11% Series III MTN due 06/04/2004             $5.000
    81240QHF2   SRAC 7.12% Series III MTN due 06/04/2004             $5.000
    81240QHS4   SRAC 6.92% Series III MTN due 06/17/2004            $50.000
    81240QHP0   SRAC 6.93% Series III MTN due 06/17/2004            $18.000
    81240QHQ8   SRAC 6.94% Series III MTN due 06/17/2004             $3.000
    81240QHR6   SRAC 6.95% Series III MTN due 06/17/2004            $26.000
    81240QHV7   SRAC 6.85% Series III MTN due 06/24/2004            $13.700
    81240QHW5   SRAC 6.86% Series III MTN due 06/24/2004             $1.000
    81240QMR0   SRAC 4.50% Series V MTN due 09/22/2004              $15.000
    81240QJK9   SRAC 6.60% Series IV MTN due 09/22/2004              $3.500
    81240QMN9   SRAC LIBOR + 1.18% Series V MTN due 10/13/2004     $100.000
    81240QJM5   SRAC 6.27% Series IV MTN due 10/18/2004              $5.000
    81240QJX1   SRAC 6.375% Series IV MTN due 11/22/2004             $5.000
    81240QKF8   SRAC 6.53% Series IV MTN due 11/29/2004             $12.000
    81240QKC5   SRAC 6.30% Series IV MTN due 12/06/2004              $5.000
    81240QMJ8   SRAC 0.00% Series V MTN due 02/03/2006              $25.000

    CUSIP Number         Total           Early Tender       Tender Offer
                     Consideration         Premium          Consideration

    81240QMS8          $1,002.62            $1.40            $1,001.22
    81240QKT8          $1,011.21            $2.05            $1,009.16
    81240QMY5          $1,002.80            $1.05            $1,001.75
    81240QMT6          $1,005.69            $1.35            $1,004.34
    81240QKY7          $1,012.12            $2.05            $1,010.07
    81240QKZ4          $1,012.18            $2.05            $1,010.13
    81240QMZ2          $1,003.04            $1.05            $1,001.99
    81240QNA6          $1,003.67            $1.05            $1,002.62
    81240QMU3          $1,007.76            $1.35            $1,006.41
    81240QMV1          $1,005.95            $1.05            $1,004.90
    81240QMW9          $1,006.86            $1.05            $1,005.81
    81240QMX7          $1,006.86            $1.05            $1,005.81
    81240QHK1          $1,030.59            $2.40            $1,028.19
    81240QHH8          $1,030.65            $2.40            $1,028.25
    81240QHF2          $1,030.71            $2.40            $1,028.31
    81240QHS4          $1,031.44            $2.35            $1,029.09
    81240QHP0          $1,031.50            $2.35            $1,029.15
    81240QHQ8          $1,031.56            $2.35            $1,029.21
    81240QHR6          $1,031.63            $2.35            $1,029.28
    81240QHV7          $1,032.01            $2.30            $1,029.71
    81240QHW5          $1,032.07            $2.30            $1,029.77
    81240QMR0          $1,023.31            $1.50            $1,021.81
    81240QJK9          $1,041.80            $2.20            $1,039.60
    81240QMN9          $1,004.23            $0.80            $1,003.43
    81240QJM5          $1,041.85            $2.10            $1,039.75
    81240QJX1          $1,046.64            $2.15            $1,044.49
    81240QKF8          $1,049.08            $2.20            $1,046.88
    81240QKC5          $1,047.38            $2.10            $1,045.28
    81240QMJ8            $941.65            $2.00              $939.65

    Schedule 4 - INSTITUTIONAL SECURITIES ISSUED BY SEARS, ROEBUCK AND CO.
                        Priced on a Fixed Price Basis

     CUSIP              Title of Security                   Principal
     Number          (including Maturity Date)                Amount
                                                           Outstanding
                                                            (millions)

    812387BB3   Sears 6.25% Notes due 01/15/2004            $300.000
    81238XRT0   Sears 6.34% Series VII MTN due 06/15/2004     $5.000
    81238XTJ0   Sears 8.23% Series VII MTN due 10/20/2004    $20.000
    81238XTH4   Sears 8.24% Series VII MTN due 10/20/2004    $20.000
    81238XTM3   Sears 8.23% Series VII MTN due 10/21/2004    $11.250
    81238XTS0   Sears 8.30% Series VII MTN due 10/26/2004    $15.000
    Physical 1  Sears 9.22% Series V MTN due 08/21/2006       $2.000
    81238XDU2   Sears 8.66% Series VI MTN due 10/02/2006      $2.000
    81238XKE0   Sears 9.18% Series VI MTN due 05/04/2011      $2.000
    812387BA5   Sears 9.375% Notes due 11/01/2011           $300.000
    81238XBJ9   Sears 9.08% Series VI MTN due 02/01/2012      $5.000
    81238XBN0   Sears 10.00% Series VI MTN due 02/03/2012   $114.000
    81238XBV2   Sears 9.05% Series VI MTN due 02/06/2012     $30.000
    81238XBY6   Sears 9.05% Series VI MTN due 02/06/2012     $61.000
    81238XBZ3   Sears 9.20% Series VI MTN due 02/06/2012     $10.000
    81238XCJ8   Sears 9.10% Series VI MTN due 02/13/2012     $20.000
    81238XCQ2   Sears 9.12% Series VI MTN due 02/13/2012     $22.000
    81238XCH2   Sears 9.14% Series VI MTN due 02/13/2012     $14.500
    81238XCE9   Sears 9.17% Series VI MTN due 02/13/2012     $18.000
    81238XCS8   Sears 9.00% Series VI MTN due 02/14/2012      $3.000
    81238XCX7   Sears 9.03% Series VI MTN due 02/14/2012      $2.000
    81238XCU3   Sears 9.08% Series VI MTN due 02/14/2012      $1.000
    81238XCZ2   Sears 9.09% Series VI MTN due 02/15/2012     $29.000
    81238XDF5   Sears 9.05% Series VI MTN due 02/20/2012      $5.000
    81238XDY4   Sears 9.13% Series VI MTN due 02/27/2012      $3.000
    81238XEL1   Sears 9.10% Series VI MTN due 02/28/2012      $1.000
    81238XEP2   Sears 9.10% Series VI MTN due 03/01/2012      $5.000
    81238XEK3   Sears 9.12% Series VI MTN due 03/01/2012      $7.000
    81238XFH9   Sears 9.10% Series VI MTN due 03/12/2012     $21.500
    81238XFN6   Sears 8.99% Series VI MTN due 03/16/2012      $2.000
    Physical 2  Sears 9.60% Series V MTN due 08/09/2021       $1.000

    CUSIP Number           Total          Early Tender      Tender Offer
                       Consideration        Premium         Consideration

    812387BB3            $1,005.52            $2.10          $1,003.42
    81238XRT0            $1,005.66            $2.15          $1,003.51
    81238XTJ0            $1,008.65            $2.75          $1,005.90
    81238XTH4            $1,008.67            $2.75          $1,005.92
    81238XTM3            $1,008.65            $2.75          $1,005.90
    81238XTS0            $1,008.76            $2.80          $1,005.96
    Physical 1           $1,010.22            $3.10          $1,007.12
    81238XDU2            $1,009.33            $2.90          $1,006.43
    81238XKE0            $1,010.15            $3.10          $1,007.05
    812387BA5            $1,010.46            $3.15          $1,007.31
    81238XBJ9            $1,010.00            $3.05          $1,006.95
    81238XBN0            $1,011.45            $3.35          $1,008.10
    81238XBV2            $1,009.95            $3.05          $1,006.90
    81238XBY6            $1,009.95            $3.05          $1,006.90
    81238XBZ3            $1,010.19            $3.10          $1,007.09
    81238XCJ8            $1,010.03            $3.05          $1,006.98
    81238XCQ2            $1,010.06            $3.05          $1,007.01
    81238XCH2            $1,010.09            $3.05          $1,007.04
    81238XCE9            $1,010.14            $3.10          $1,007.04
    81238XCS8            $1,009.87            $3.00          $1,006.87
    81238XCX7            $1,009.92            $3.05          $1,006.87
    81238XCU3            $1,010.00            $3.05          $1,006.95
    81238XCZ2            $1,010.01            $3.05          $1,006.96
    81238XDF5            $1,009.95            $3.05          $1,006.90
    81238XDY4            $1,010.08            $3.05          $1,007.03
    81238XEL1            $1,010.03            $3.05          $1,006.98
    81238XEP2            $1,010.03            $3.05          $1,006.98
    81238XEK3            $1,010.06            $3.05          $1,007.01
    81238XFH9            $1,010.03            $3.05          $1,006.98
    81238XFN6            $1,009.85            $3.00          $1,006.85
    Physical 2           $1,010.82            $3.20          $1,007.62

       Schedule 5 - RETAIL NOTES ISSUED BY SEARS ROEBUCK ACCEPTANCE CORP.
                          Priced on a Fixed Price Basis

    A -$25 Par Notes

                                                        Principal     Fixed
                                                          Amount      Tender
    CUSIP                  Coupon     Maturity Date    Outstanding    Price
                                                        (millions)

    812404408              7.000%       7/15/2042        $250.000     $27.68
    812404507              7.400%        2/1/2043        $250.000     $28.18

    B -$1,000 Par
     InterNotes
                                                        Principal     Fixed
                                                          Amount      Tender
    CUSIP                  Coupon     Maturity Date    Outstanding    Price
                                                        (millions)

    8124JFBQ8              5.750%       3/15/2006         $27.233  $1,012.00
    8124JFBR6              6.650%       3/15/2008         $18.041  $1,015.00
    8124JFBS4              7.375%       3/15/2010         $10.572  $1,017.00
    8124JFBT2              7.750%       3/15/2013         $10.792  $1,019.00
    8124JFBU9              4.800%       4/15/2006         $17.315  $1,012.00
    8124JFBW5              4.350%       4/15/2006          $8.084  $1,010.00
    8124JFBV7              5.600%       4/15/2008         $11.146  $1,015.00
    8124JFBX3              5.250%       4/15/2008          $7.349  $1,014.00
    8124JFBY1              5.850%       4/15/2010          $2.062  $1,016.00
    8124JFBZ8              6.450%       4/15/2013          $8.666  $1,019.00
    8124JFCA2              4.050%       5/15/2006          $5.190  $1,011.00
    8124JFCE4              3.850%       5/15/2006          $5.562  $1,010.00
    8124JFCK0              3.750%       5/15/2006          $6.963  $1,009.00
    8124JFCP9              3.500%       5/15/2006          $5.095  $1,008.00
    8124JFCT1              3.550%       5/15/2006          $5.709  $1,008.00
    8124JFCB0              5.000%       5/15/2008         $17.614  $1,015.00
    8124JFCF1              4.800%       5/15/2008          $5.681  $1,015.00
    8124JFCL8              4.750%       5/15/2008          $5.872  $1,014.00
    8124JFCQ7              4.350%       5/15/2008          $6.396  $1,012.00
    8124JFCU8              4.300%       5/15/2008          $3.331  $1,012.00
    8124JFCC8              5.625%       5/15/2010          $2.288  $1,019.00
    8124JFCH7              5.450%       5/15/2010          $4.309  $1,018.00
    8124JFCM6              5.350%       5/15/2010          $4.042  $1,017.00
    8124JFCR5              5.000%       5/15/2010          $4.386  $1,015.00
    8124JFCV6              4.950%       5/15/2010          $3.570  $1,015.00
    8124JFCD6              6.200%       5/15/2013         $12.360  $1,021.00
    8124JFCJ3              6.000%       5/15/2013          $8.851  $1,020.00
    8124JFCN4              6.000%       5/15/2013         $13.799  $1,020.00
    8124JFCS3              5.650%       5/15/2013          $6.782  $1,019.00
    8124JFCW4              5.550%       5/15/2013          $8.128  $1,018.00
    8124JFCX2              3.500%       6/15/2006          $4.169  $1,010.00
    8124JFDB9              3.300%       6/15/2006          $5.513  $1,009.00
    8124JFDF0              2.700%       6/15/2006          $4.823  $1,005.00
    8124JFDK9              2.700%       6/15/2006          $1.808  $1,005.00
    8124JFCY0              4.300%       6/15/2008          $4.599  $1,014.00
    8124JFDC7              4.100%       6/15/2008          $6.630  $1,013.00
    8124JFDG8              3.550%       6/15/2008          $2.480  $1,010.00
    8124JFDL7              3.500%       6/15/2008          $1.682  $1,010.00
    8124JFCZ7              4.950%       6/15/2010          $1.899  $1,018.00
    8124JFDD5              4.750%       6/15/2010          $2.249  $1,017.00
    8124JFDH6              4.250%       6/15/2010          $3.806  $1,014.00
    8124JFDM5              4.150%       6/15/2010          $2.234  $1,013.00
    8124JFDA1              5.500%       6/15/2013          $6.340  $1,021.00
    8124JFDE3              5.400%       6/15/2013         $14.202  $1,021.00
    8124JFDJ2              4.900%       6/15/2013          $4.289  $1,018.00
    8124JFDN3              2.900%       7/15/2006          $4.112  $1,007.00
    8124JFDP8              3.850%       7/15/2008          $2.450  $1,013.00
    8124JFDQ6              4.550%       7/15/2010          $5.013  $1,018.00

       Schedule 6 - INTERNOTES ISSUED BY SEARS ROEBUCK ACCEPTANCE CORP.
                        Priced on a Fixed Spread Basis

                                                         Principal
                                        Maturity       Outstanding
    CUSIP                 Coupon          Date            Amount
                                                        (millions)

    8124JFAD8              7.250%      12/15/2009        $34.326
    8124JFAH9              7.300%      12/15/2009        $27.994
    8124JFAM8              7.400%       1/15/2010        $10.459
    8124JFAR7              7.400%       1/15/2010        $19.068
    8124JFAV8              7.450%       1/15/2010        $40.699
    8124JFAY2              4.950%       2/15/2005        $89.413
    8124JFBK1              7.000%       3/15/2010        $20.171
    8124JFBP0              6.800%       3/15/2010         $6.002
    8124JFAA4              5.650%      12/15/2005        $35.384
    8124JFAE6              5.750%      12/15/2005        $42.917
    8124JFAJ5              6.000%       1/15/2006        $16.419
    8124JFAN6              5.900%       1/15/2006        $23.187
    8124JFAS5              5.900%       1/15/2006        $50.190
    8124JFAW6              5.400%       1/15/2006        $59.717
    8124JFBA3              5.400%       2/15/2006        $50.182
    8124JFBC9              5.500%       2/15/2006        $40.414
    8124JFBE5              5.800%       2/15/2006        $58.535
    8124JFBG0              5.400%       3/15/2006        $40.439
    8124JFBL9              5.200%       3/15/2006        $26.670
    8124JFAB2              6.600%      12/15/2007        $32.125
    8124JFAF3              6.700%      12/15/2007        $25.351
    8124JFAK2              7.000%       1/15/2008        $17.834
    8124JFAP1              6.900%       1/15/2008        $19.777
    8124JFAT3              6.750%       1/15/2008        $56.371
    8124JFAX4              6.150%       1/15/2008        $43.647
    8124JFAZ9              6.200%       2/15/2008        $39.998
    8124JFBB1              6.100%       2/15/2008        $27.315
    8124JFBD7              6.250%       2/15/2008        $24.063
    8124JFBF2              6.650%       2/15/2008        $46.362
    8124JFBH8              6.200%       3/15/2008        $24.349
    8124JFBM7              6.000%       3/15/2008        $15.595
    8124JFAC0              7.400%      12/15/2012        $45.163
    8124JFAG1              7.500%      12/15/2012        $54.895
    8124JFAL0              7.500%       1/15/2013        $14.229
    8124JFAQ9              7.500%       1/15/2013        $21.498
    8124JFAU0              7.500%       1/15/2013        $36.380
    8124JFBJ4              7.150%       3/15/2013        $13.819
    8124JFBN5              7.050%       3/15/2013         $8.358

    CUSIP                Reference Security     Fixed Spread  Minimum Price
                                                     (bps)

    8124JFAD8           2.000% due 11/30/04           40        $1,053.00
    8124JFAH9           2.000% due 11/30/04           40        $1,053.00
    8124JFAM8           1.750% due 12/31/04           45        $1,057.00
    8124JFAR7           1.750% due 12/31/04           45        $1,057.00
    8124JFAV8           1.750% due 12/31/04           45        $1,058.00
    8124JFAY2           1.500% due 02/28/05           45        $1,030.00
    8124JFBK1           1.500% due 02/28/05           45        $1,058.00
    8124JFBP0           1.500% due 02/28/05           45        $1,056.00
    8124JFAA4           5.750% due 11/15/05           50        $1,053.00
    8124JFAE6           5.750% due 11/15/05           50        $1,055.00
    8124JFAJ5           5.750% due 11/15/05           50        $1,062.00
    8124JFAN6           5.750% due 11/15/05           50        $1,060.00
    8124JFAS5           5.750% due 11/15/05           50        $1,060.00
    8124JFAW6           5.750% due 11/15/05           50        $1,050.00
    8124JFBA3           5.625% due 02/15/06           50        $1,049.00
    8124JFBC9           5.625% due 02/15/06           50        $1,052.00
    8124JFBE5           5.625% due 02/15/06           50        $1,058.00
    8124JFBG0           5.625% due 02/15/06           50        $1,051.00
    8124JFBL9           5.625% due 02/15/06           50        $1,047.00
    8124JFAB2           3.000% due 11/15/07           60        $1,092.00
    8124JFAF3           3.000% due 11/15/07           60        $1,096.00
    8124JFAK2           3.000% due 11/15/07           65        $1,107.00
    8124JFAP1           3.000% due 11/15/07           65        $1,103.00
    8124JFAT3           3.000% due 11/15/07           65        $1,097.00
    8124JFAX4           3.000% due 11/15/07           65        $1,074.00
    8124JFAZ9           3.000% due 02/15/08           65        $1,073.00
    8124JFBB1           3.000% due 02/15/08           65        $1,069.00
    8124JFBD7           3.000% due 02/15/08           65        $1,075.00
    8124JFBF2           3.000% due 02/15/08           65        $1,090.00
    8124JFBH8           3.000% due 02/15/08           65        $1,074.00
    8124JFBM7           3.000% due 02/15/08           65        $1,066.00
    8124JFAC0           4.000% due 11/15/12           65        $1,132.00
    8124JFAG1           4.000% due 11/15/12           65        $1,139.00
    8124JFAL0           4.000% due 11/15/12           65        $1,140.00
    8124JFAQ9           4.000% due 11/15/12           65        $1,140.00
    8124JFAU0           4.000% due 11/15/12           65        $1,140.00
    8124JFBJ4           3.875% due 02/15/13           65        $1,115.00
    8124JFBN5           3.875% due 02/15/13           65        $1,108.00

SOURCE  Sears, Roebuck and Co.

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